Exhibit 99.3

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On May 18, 2022, CURO Intermediate Holdings Corp. (“Seller”), a wholly owned subsidiary of CURO Group Holdings Corp. (the “Company” or “CURO”) entered into an Equity and Asset Purchase Agreement (the “Purchase Agreement”) with Sparrow Purchaser, LLC (“Purchaser”) and CCF Intermediate Holdings LLC (“Parent Guarantor”) pursuant to which Purchaser agreed to purchase from Seller all of the issued and outstanding equity interests of certain subsidiaries related to the Company’s Speedy Cash, Rapid Cash and Avio Credit businesses (collectively, the “Business”), along with specified assets related to the Business, for a purchase price of $310 million in cash, subject to customary working capital and certain other adjustments (the “Disposition”). The Disposition closed on July 8, 2022. In connection with the Disposition, the Seller has agreed to provide the Purchaser with certain transition services for which the Seller will be paid an additional $35 million in cash.

The accompanying unaudited pro forma consolidated financial information should be read together with:
•The accompanying notes to the unaudited pro forma consolidated financial information;
•CURO’s historical consolidated financial statements and the accompanying notes included in the Quarterly Report on Form 10-Q for the three months ended March 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on May 3, 2022;
•CURO’s audited historical consolidated financial statements and the accompanying notes included in the Annual Report on Form 10-K as of and for the year ended December 31, 2021 filed with the SEC on March 7, 2022;
•CURO’s unaudited pro forma combined statement of operations of the Company for the year ended December 31, 2021 and accompanying notes included as Exhibit 99.2 on Form 8-K filed March 7, 2022; and
•Heights’ audited historical consolidated financial statements and accompanying notes as of and for the years ended December 31, 2020 and 2019 included as Exhibit 99.1 on Form 8-K filed March 7, 2022.

The preparation of the unaudited pro forma combined statement of operations as of December 31, 2021 and unaudited pro forma financial information as of March 31, 2022 and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma combined financial information is based upon available information and certain assumptions that the Company and management believes are reasonable under the circumstances. The accompanying unaudited pro forma consolidated statements of operations for the three months ended March 31, 2022 and for the year ended December 31, 2021 have been prepared giving effect to the Disposition as if the Disposition had occurred on January 1, 2021. The following unaudited pro forma consolidated balance sheet have been prepared giving effect to the Disposition as if the Disposition occurred on March 31, 2022.

The unaudited pro forma consolidated financial statements are prepared in accordance with Article 11 of Regulation S-X. The pro forma adjustments are described in the accompanying notes and are based upon and derived from information and assumptions available at the time of the filing of the Current Report on Form 8-K to which these unaudited pro forma consolidated financial statements are attached.

The unaudited pro forma consolidated statement of operations for the twelve months ended December 31, 2021 also reflects a separate transaction for the completed acquisition of SouthernCo, Inc., a Delaware corporate d/b/a Heights Finance (“Heights”), which completed on December 27, 2021 (“Heights Acquisition”) that required separate financial statements under Rule 3-05 of Regulation S-X and was previously reported on Form 8-K on March 7, 2022. No adjustments were made to the unaudited pro forma consolidated financial information as of and for the three month period ended March 31, 2022 as Heights balances and activity were already included in the Company’s historical financial information. The accompanying unaudited pro forma consolidated statements of operations for the year ended December 31, 2021 has been prepared giving effect to the Heights Acquisition as if the Height’s Acquisition had occurred on January 1, 2021. The unaudited pro forma financial information is provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations of the Company would have been had the Heights Acquisition and the Disposition occurred on the date assumed, nor are they necessarily indicative of future consolidated results of operations.

The historical consolidated statement of operations, for the twelve months ended December 31, 2021, of Heights have been adjusted by Company management to reflect certain reclassifications to conform with current financial statement presentation.

The unaudited pro forma combined statement of operations does not reflect the costs of any integration activities or benefits that may result from realization of future cost savings from operating efficiencies or revenue synergies expected to result from the Heights Acquisition. The pro forma adjustments may differ materially from this provisional determination as the Company completes the analysis of the fair value of assets acquired and liabilities assumed at the date of the Heights Acquisition. No material changes to assumptions have been identified as of the date of this filing. The unaudited pro forma combined statement of operations does not reflect the costs of any disintegration activities or benefits that may result from realization of future cost savings from the Disposition.

Exhibit 99.3

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2022
(in thousands)

	CURO Group Holdings Corp. Historical	Transaction Accounting Adjustment (Note 2a)		CURO Group Holdings Corp. Pro Forma

ASSETS
Cash and cash equivalents	$60,209	$233,685	Note 2b	$293,894
Restricted cash	110,118	(14,014)		96,104
Gross loans receivable	1,628,568	(172,286)		1,456,282
Less: Allowance for loan losses	(98,168)	27,626		(70,542)
Loans receivable, net	1,530,400	(144,660)		1,385,740
Income taxes receivable	28,664	(28,664)		—
Prepaid expenses and other	40,112	22,270	Note 2b	62,382
Property and equipment, net	54,865	(14,657)		40,208
Investments in Katapult	29,484	—		29,484
Right of use asset - operating leases	114,305	(45,416)		68,889
Deferred tax assets	20,066	1,802		21,868
Goodwill	430,967	(91,131)		339,836
Intangibles, net	113,640	(1,180)		112,460
Other assets	9,535	(583)		8,952
Total Assets	$2,542,365	(82,548)		$2,459,817
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Accounts payable and accrued liabilities	$84,783	$(7,305)		$77,478
Deferred revenue	24,265	(3,356)		20,909
Lease liability - operating leases	120,593	(49,984)		70,609
Contingent consideration related to acquisition	26,687	—		26,687
Income taxes payable	—	22,985		22,985
Accrued interest	16,481	(723)		15,758
Liability for losses on CSO lender-owned consumer loans	7,166	(7,166)		—
Debt	2,090,085	(45,844)		2,044,241
Other long-term liabilities	13,679	(667)		13,012
Deferred tax liabilities	5,839	1,647		7,486
Total Liabilities	2,389,578	(90,413)		2,299,165
Commitments and contingencies
Stockholders' Equity
Preferred stock	—	—		—
Common stock	23	—		23
Treasury stock	(136,832)	—		(136,832)
Paid-in capital	115,329	—		115,329
Retained earnings	200,012	7,865		207,877
Accumulated other comprehensive loss	(25,745)	—		(25,745)
Total Stockholders' Equity	152,787	7,865		160,652
Total Liabilities and Stockholders' Equity	$2,542,365	(82,548)		$2,459,817

The accompanying notes are an integral part of the unaudited pro forma consolidated balance sheet.

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE QUARTER ENDED MARCH 31, 2022
(in thousands, except per share data)

	CURO Group Holdings Corp. Historical	Transaction Accounting Adjustments (Note 2c)		CURO Group Holdings Corp. Pro Forma
Revenue
Interest and fees revenue	$264,956	$(128,307)		$136,649
Insurance premiums and commissions	18,260	0		18,260
Other revenue	6,980	(2,681)		4,299
Total revenue	290,196	(130,988)		159,208
Provision for losses	97,531	(45,058)		52,473
Net revenue	192,665	(85,930)		106,735
Operating expenses
Salaries and benefits	79,729	(23,631)		56,098
Occupancy	17,037	(5,036)		12,001
Advertising	10,500	(5,933)		4,567
Direct operations	20,274	(7,726)		12,548
Depreciation and amortization	9,814	(1,367)		8,447
Other operating expense	16,112	(3,896)		12,216
Total operating expenses	153,466	(47,589)		105,877
Other (income) expense
Interest expense	38,341	(2,537)		35,804
Income from equity method investment	(1,584)	—		(1,584)
Total other (income) expense	36,757	(2,537)		34,220
Income (loss) before income taxes	2,442	(35,804)		(33,362)
Provision (benefit) for income taxes	1,106	(8,951)	Note 2e	(7,845)
Net income (loss)	1,336	(26,853)		(25,517)

Basic earnings (loss) per share:	$0.03			$(0.63)
Diluted earnings (loss) per share:	$0.03			$(0.63)

The accompanying notes are an integral part of the unaudited pro forma consolidated statement of operations.

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2021
(in thousands, except per share data)

	CURO Group Holdings Corp. and Heights Pro Forma Combined (adjusted for acquisition of Heights)	Transaction Accounting Adjustments (Note 2c)		CURO Group Holdings Corp. Pro Forma Combined
Revenue	$1,075,703	$(497,774)		$577,929
Provision for losses	257,289	(143,377)		113,912
Net revenue	818,414	(354,397)		464,017
Operating expenses
Salaries and benefits	322,782	(87,937)		234,845
Occupancy	72,240	(23,701)		48,539
Advertising	50,061	(26,143)		23,918
Direct operations	73,595	(26,459)		47,136
Depreciation and amortization	32,975	(5,953)		27,022
Other operating expense	86,463	(13,423)	Note 2d	73,040
Total operating expenses	638,116	(183,616)		454,500
Other (income) expense
Interest expense	132,399	(9,293)		123,106
Income from equity method investment	(3,658)	—		(3,658)
Gain from equity method investment	(135,387)	—		(135,387)
Loss on extinguishment of debt	40,206	—		40,206
Total other (income) expense	33,560	(9,293)		24,267
Income (loss) before income taxes	146,738	(161,488)		(14,750)
Provision for income taxes	40,124	(40,372)	Note 2e	(248)
Net income (loss)	106,614	(121,116)		(14,502)

Basic earnings (loss) per share:	$2.50			$(0.34)
Diluted earnings (loss) per share:	$2.39			$(0.34)	Note 3

The accompanying notes are an integral part of the unaudited pro forma consolidated statement of operations.

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Note 1 - Basis of Pro Forma Presentation

The unaudited pro forma consolidated financial statements are prepared in accordance with Article 11 of Regulation S-X. The pro forma adjustments are described in the accompanying notes and are based upon and derived from information and assumptions available at the time of this filing on Form 8-K. The disposition does not qualify as a discontinued operation under accounting principles generally accepted in the United States.

The unaudited pro forma financial information is based on financial statements prepared in accordance with U.S. generally accepted accounting principles, which are subject to change and interpretation. The unaudited pro forma consolidated financial statements were based on and derived from our historical consolidated financial statements, adjusted for certain transaction accounting adjustments. Actual adjustments, however, may differ materially from the information presented. Pro forma adjustments do not include allocations of corporate costs, as those are not directly attributable to the Disposition. In addition, the unaudited pro forma financial information is based upon available information and assumptions that management considers to be reasonable, and such assumptions have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma financial information is not necessarily indicative of what the financial position or statement of operations results would have actually been had the Disposition occurred on the dates indicated. In addition, these unaudited pro forma consolidated financial statements should not be considered to be indicative of our future consolidated financial performance and statement of operations results. Further, the unaudited pro forma statement of operations does not reflect the costs of separation activities or benefits from the realization of future cost savings due to corporate cost savings expected to result from the Disposition.

The accompanying unaudited pro forma consolidated statement of operations for the three months ended March 31, 2022 and unaudited pro forma consolidated combined statement of operations for the year ended December 31, 2021 has been prepared giving effect to the Disposition as if the Disposition had occurred on January 1, 2021. The accompanying unaudited pro forma consolidated balance sheet has been prepared giving effect to the Disposition as if the Disposition occurred on March 31, 2022.

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Note 2 - Transaction Accounting Adjustments

(a)    Reflects the elimination of the assets, liability, and historical equity balances sold as part of the Business, as of March 31, 2022. The amount of the actual gain will be calculated based on the net book value of the sold Business as of the closing of the Disposition and therefore could differ from the current estimate.

(b)    Reflects the addition of $310 million of cash and cash equivalents related to proceeds received at closing net of $49.7 million estimated debt payoff, $18.2 million cash retained by Disposition entities, $7.7 million estimated transaction costs, $1.1 million other estimated closing statement adjustments. Reflects the addition of $35 million of prepaid expenses and other related to deferred consideration.

(c)    Reflects the elimination of revenue and expenses associated with the Business for the twelve month period ended December 31, 2021.

(d)    Reflects recording of $6.1 million in reimbursements for costs incurred associated with the Transition Services Agreement that will be provided for the twelve month period ended December 31, 2021.

(e)    Applies a 25% estimated blended tax rate to pro forma disposition adjustments. The estimated blended tax rate consists of the U.S. federal income tax rate and an estimated combined state and local income tax rate driven by the apportionment factors applicable to each state.

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
Note 3 - EPS

The preliminary pro forma calculation of earnings (loss) per share for the twelve month period ended December 31, 2021 has been adjusted to give effect to the issuance of 1.4 million shares of CURO common stock as equity consideration as part of the Heights acquisition, as discussed in the accompanying notes included as Exhibit 99.2 on Form 8-K filed March 7, 2022.

Pro forma basic and diluted earnings per share from continuing operations (in thousands, except per share data):

Basic EPS
Combined pro forma net income (loss)	$(14.502)
CURO historical basic weighed average common shares outstanding	41,155
Weighted average number of common shares issued by CURO(1)	1,427
Pro forma weighted average common shares outstanding	42,582
Basic EPS	$(0.34)

Diluted EPS
Combined pro forma net income (loss )	$(14.502)
CURO historical diluted weighed average common shares outstanding	0
Pro forma weighted average common shares outstanding	42,582
Diluted EPS	$(0.34)
(1) Reflects the 1.4 million common shares issued in the Heights acquisition on December 27, 2021, weighted for the period of January 1, 2021 to December 26, 2021, as the shares are reflected in the CURO historical weighted-average number of basic shares beginning December 27, 2021.